Exhibit 99.4

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44539

JUDGE:	Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING:  March 31, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	April 21, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	April 21, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER:	07-44539

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ASSETS
1.	UNRESTRICTED CASH	$2,913	$142,416	$199,455	$400,376
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$2,913	$142,416	$199,455	$400,376
4.	ACCOUNTS RECEIVABLE (NET)	$428,572	$623,545	$340,721	$2,459,492
5.	INVENTORY	$1,807,835	$1,355,242	$1,355,242	$216,535
6.	NOTES RECEIVABLE	$0	$0	$0	$0
7.	PREPAID EXPENSES	$538,000	$572,538	$545,897	$541,982
8.	OTHER (ATTACH LIST)	$2,114,882	$205,518	$202,463	$205,999
9.	TOTAL CURRENT ASSETS	$4,892,202	$2,899,259	$2,643,778	$3,824,384
10.	PROPERTY, PLANT & EQUIPMENT	$359,058	$1,181,826	$1,166,223	$0
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$927,686	$927,446	$0
12.	NET PROPERTY, PLANT & EQUIPMENT	$359,058	$254,140	$238,777	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$6,859,002	$6,852,889	$6,381,177
16.	TOTAL ASSETS	$5,251,260	$10,012,401	$9,735,444	$10,205,561
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$430,867	$465,264	$450,889
18.	TAXES PAYABLE		$93,039	$115,821	$140,257
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$985,594	$843,827	$820,463
23.	TOTAL POSTPETITION LIABILITIES		$1,509,500	$1,424,912	$1,411,609
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$0	$0	$0
25.	PRIORITY DEBT	$810,299	$0	$0	$0
26.	UNSECURED DEBT	$4,675,404	$6,324,435	$6,340,059	$6,295,907
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$22,170,447	$6,324,435	$6,340,059	$6,295,907
29.	TOTAL LIABILITIES	$22,170,447	$7,833,935	$7,764,971	$7,707,516
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$3,848,021	$3,848,021	$3,848,021
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,669,555)	$(1,877,548)	$(1,349,976)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$2,178,466	$1,970,473	$2,498,045
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$22,170,447	$10,012,401	$9,735,444	$10,205,561

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER:	07-44539

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
REVENUES
1.	GROSS REVENUES	$36,900	$0	$0	$36,900
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$36,900	$0	$0	$36,900
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$36,900	$0	$0	$36,900
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$24,616	$36,923	$39,142	$100,681
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$115,042	$115,591	$166,092	$396,725
12.	RENT & LEASE	$23,462	$630	$268	$24,360
13.	OTHER (ATTACH LIST)	$236,341	$45,827	$10,505	$292,673
14.	TOTAL OPERATING EXPENSES	$399,461	$198,971	$216,007	$814,439
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(362,561)	$(198,971)	$(216,007)	$(777,539)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$112,010	$3,566	$744,229	$859,805
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$12,661	$12,588	$0	$25,249
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(99,349)	$9,022	$(744,229)	$(834,556)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$650	$650
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$650	$650
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(263,212)	$(207,993)	$527,572	$56,367

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER:	07-44539

		MONTH	MONTH	MONTH	QUARTER
		January 2008	February 2008	March 2008	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$564,506	$142,416	$199,455	$564,506
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$182,283	$176,881	$0	$359,164
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$182,283	$176,881	$0	$359,164
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$23,234	$0	$200,486	$223,720
8.	OTHER (ATTACH LIST)	$(612,074)	$(119,467)	$435	$(731,106)
9.	TOTAL NON-OPERATING RECEIPTS	$(588,840)	$(119,467)	$200,921	$(507,386)
10.	TOTAL RECEIPTS	$(406,557)	$57,414	$200,921	$(148,222)
11.	TOTAL CASH AVAILABLE	$157,949	$199,830	$400,376	$416,284
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$15,533	$375	$0	$15,908
26.	TOTAL OPERATING DISBURSEMENTS	$15,533	$375	$0	$15,908
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$15,533	$375	$0	$15,908
32.	NET CASH FLOW	$(422,090)	$57,039	$200,921	$(164,130)
33.	CASH - END OF MONTH	$142,416	$199,455	$400,376	$400,376

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER:	07-44539

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	January 2008	February 2008	March 2008
ACCOUNTS RECEIVABLE AGING
1.	0-30		$151,830	$0	$0
2.	31-60		$41,823	$44,969	$0
3.	61-90		$21,483	$2,012	$44,969
4.	91+		$301,988	$293,471	$295,483
5.	TOTAL ACCOUNTS RECEIVABLE	$428,572	$517,124	$340,452	$340,452
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$428,572	$517,124	$340,452	$340,452

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	March 2008

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$140,257	$0	$0	$0	$140,257
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$140,257

6.	ACCOUNTS PAYABLE	$(24,474)	$39,174	$131,618	$304,571	$450,889

STATUS OF POSTPETITION TAXES	MONTH:	March 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$13,508	$13,508	$0
2.	FICA-EMPLOYEE**	$0	$6,285	$6,285	$0
3.	FICA-EMPLOYER**	$0	$6,285	$6,285	$0
4.	UNEMPLOYMENT	$0	$90	$90	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$26,168	$26,168	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$1,155	$1,155	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$(2,133)	$(2,133)	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$(978)	$(978)	$0
16.	TOTAL TAXES	$0	$25,190	$25,190	$0

*                 The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**   Attach photocopies of IRS Form  6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER:	07-44539

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.

Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	March 2008

		Account #1	Account #2	Account #3
A.	BANK:	Capital One	JP Morgan Chase	Capital One
B.	ACCOUNT NUMBER:	3620477833	100130152	3620562563
C.	PURPOSE (TYPE):	Depository	Operating	Asset Sales	TOTAL
1.	BALANCE PER BANK STATEMENT	$0	$0	$0	$0
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0	$0
4.	OTHER RECONCILING ITEMS	$0	$0	$0	$0
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN	None	No Checks	No Checks

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.	N/A	3/31/2008	Overnight Sweep	$400,376	$400,376
8.
9.
10.
11.	TOTAL INVESTMENTS			$400,376	$400,376

CASH
12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				$400,376

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER:	07-44539

MONTH:	March 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION  101(31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Robbie Barron	Salary, Expense Reports	$23,846	$104,691
2.	Danny Clifton	Salary, Expense Reports	$0	$22,418
3.	Mark Luman	Salary, Expense Reports	$15,296	$59,598
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$39,142	$186,707

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	GECAS; all aircraft returned 12/07	$738,159		$1,372,597
2.	AirLease International; all aircraft returned 1/08	$48,910		$0
3.
4.
5.
6.	TOTAL	$787,069	$0	$1,372,597

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER:	07-44539

MONTH:	March 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Misc equipment sold i/a/w de minimis asset sale motion approved by the Court and Court approved auction 3/18 - 3/20

10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have continued during 3/08

4 - Payment made on accrued vacation balances in accordance with first day orders.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44539

MONTH:	March 2008

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Post Pet Leases	GECAS and AirLease are aircraft and engine leases which are protected under Section 1110; Debtor may delay lease payment 60 days from petition date

7		All insurance policies for Kitty Hawk Aircargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

1	4	Accounts Receivable (Net) includes accrued AR at the end of the reporting period

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

3	7

All proceeds from the sale of assets in all 5 cases (07-44536, 44537, 44538, 44539, 44540) are deposited into the account maintained at Capital One Bank in the name of Kitty Hawk Aircargo, Inc. Asset Sales Account

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis - 1, line 4 due to Accrued AR of $2,119,040, net proceeds from DFW auction - received in 4/08

Case Name:	Kitty Hawk Aircargo, Inc.
Case Number:	07-44539

Details of Other Items

	March 2008

ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	205,999	Reported
AR 401(k)	(833)
AR Employees	(1,604)
Fuel intoplane suspense	(32,255)
Deposits	240,691
	205,999	Detail
	0	Difference

15. OTHER (ATTACH LIST)	6,381,177	Reported
Intercompany receivable	6,381,177
	6,381,177	Detail
	0	Difference

22. OTHER (ATTACH LIST)	820,463	Reported

Payroll clearing	(3,394)
General Accrued AP	827,918
Accrued Union Dues	(13,479)
Accrued wages	9,490
Accrued 401(k)	(72)
Accrued Health Savings Plan	0
	820,463	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	10,505	Reported
Crewmember wages	(72)
Crewmember travel	(18,894)
Training	0
Flight Operations Admin wages & travel	21,645
Flight Planning Expense	0
Aircraft Insurance	0
Ground Operating Expense	0
Fuel	0
Maintenance wages & travel	7,602
Support costs	161
Contract labor	46
Parts Related Expense	17
Contractual Maintenance agreements	0
Allocation to Cargo	0
On demand charter expense	0
	10,505	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	744,229	Reported
Interest income	436
Gain on sale of assets	743,793
	744,229	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	435	Reported
Transfer to Inc (#07-44536)	0
Transfer from Inc (#07-44536)	0
Interest Income	435
	435	Detail
	0	Difference